UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(609) 524-4500 (Registrant’s telephone number, including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.    Other Events.

In connection with ongoing negotiations between GenOn Energy, Inc. (“GenOn”) and the ad hoc committee representing certain certificateholders (the “Ad Hoc Committee”) of leases regarding GenOn’s indirect subsidiary NRG REMA LLC (“REMA”), the following agreements are being made available to securityholders:

•                  Facility Lease Agreement, dated as of August 24, 2000, between Conemaugh Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee;

•                  Facility Lease Agreement, dated as of August 24, 2000, between Shawville Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee;

•                  Facility Lease Agreement, dated as of August 24, 2000, between Keystone Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee;

•                  Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Conemaugh Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee;

•                  Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Shawville Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee;

•                  Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Keystone Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee; and

•                  Amended and Restated Promissory Note between REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC) and Reliant Energy Northeast Holdings, Inc.

The agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and incorporated by reference herein.

Also in connection with such ongoing negotiations between GenOn and the Ad Hoc Committee, certain existing intercompany balances as of September 30, 2017 with respect to REMA are being made available to securityholders as attached hereto as Exhibit 99.8 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Facility Lease Agreement, dated as of August 24, 2000, between Conemaugh Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.
99.2	Facility Lease Agreement, dated as of August 24, 2000, between Shawville Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.

99.3	Facility Lease Agreement, dated as of August 24, 2000, between Keystone Lessor Genco LLC, as owner lessor, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.
99.4

Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Conemaugh Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.

99.5

Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Shawville Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.

99.6	Tax Indemnity Agreement, dated as of August 24, 2000, between PSEG Keystone Generation, LLC, as owner participant, and REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC), as facility lessee.
99.7	Amended and Restated Promissory Note between REMA (f/k/a Reliant Energy Mid-Atlantic Power Holdings, LLC) and Reliant Energy Northeast Holdings, Inc.
99.8	REMA intercompany balances as of September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 28, 2017		GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer